SECURITIES ACT FILE NO. 033-56094
                                               SECURITIES ACT FILE NO. 333-33445
                                               SECURITIES ACT FILE NO. 033-00849
                                               SECURITIES ACT FILE NO. 333-56881
                                               SECURITIES ACT FILE NO. 033-67852
                                               SECURITIES ACT FILE NO. 033-00847
                                               SECURITIES ACT FILE NO. 002-34552
                                               SECURITIES ACT FILE NO. 333-59745
                                               SECURITIES ACT FILE NO. 002-14767

                                    ING FUNDS

                         SUPPLEMENT DATED AUGUST 7, 2002
                     TO THE CLASSES A, B, C, M, T, I, AND Q
                          DOMESTIC EQUITY GROWTH FUNDS,
                         DOMESTIC EQUITY VALUE FUNDS AND
                        DOMESTIC EQUITY AND INCOME FUNDS
             STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2002
                       (AS SUPPLEMENTED ON APRIL 11, 2002)

1. The seventh paragraph under the section entitled "Special Purchases at Net Asset Value" on page 112 of the Statement of Additional Information is deleted and replaced with the following paragraph:

          Class A or Class M shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins);
     (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the ING Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the ING Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); (vi) any registered investment company for which the Investment Adviser serves as adviser; (vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by Aetna Life Insurance and Annuity Company (ALIAC) or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ALIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability; and (viii) insurance companies (including separate accounts).

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE